Exhibit 10.15.7


                     Confidential - Arianespace Proprietary


"This Amendment #4 to the Launch Services Agreement 95.5.933 is entered into between:


ARIANESPACE S.A., a company organized under the laws of France and having its principal office at Boulevard de l'Europe, 91006 EVRY, France.


AND


PanAmSat Corporation a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A. (hereinafter referred to as "PanAmSat Corporation")

and

PanAmSat International a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A. (hereinafter referred to as "PanAmSat International")


Reference is made to the Launch Services Agreement 95.5.933 executed between PanAmSat Corporation and ARIANESPACE on December 20, 1995 for the Launch of up to four PanAmSat Satellites as amended (said agreement being hereinafter referred to as the "Agreement").


The Parties hereby amend the Agreement as follows:




ARTICLE 1
CONDITIONS APPLICABLE TO FIRM LAUNCH #1


A) The Parties hereby define by mutual agreement the Redefined Launch Slot for Firm Launch #1 as follows:

From 1 October 1998 up to and including 31 October 1998

B) Notwithstanding the terms of the Agreement, until 1 April 1998, PanAmSat shall have the option to increase the mass of the Satellite of Firm Launch #1 to 3800 kg (without adaptor). The price for this increase in mass shall be [************] which,


[***]  Filed  separately  with  the  Commission   pursuant  to  a  request  for
       confidential treatment.

notwithstanding the provisions of Paragraph 10.3.1. of the Agreement, shall be paid no later than 15 April 1998. For greater certainty, it is hereby specified that his price shall not be subject to the price reduction under Paragraph 8.1.1.D) of the MLSA.

Provided that the Launch takes place no later than 1 April1999, this Launch will be performed by way of a dedicated Ariane 44LP Launch Vehicle and PanAmSat International shall be entitled to exercise its rights under Paragraph 8.1.3.A)
iii) of the Agreement. If the Launch takes place after said date ARIANESPACE and PanAmSat International shall discuss in good faith if this mass increase will be maintained taking into consideration their respective interests and the corresponding price adjustment provided that if ARIANESPACE allocates a dedicated Ariane 4 Launch Vehicle, PanAmSat International shall also be entitled to exercise its rights under Paragraph 8.1.3.A) iii) of the Agreement.



ARTICLE 2
FIRM LAUNCH #3


A) A Firm Launch #3 is hereby added to the Agreement for the PAS 6B Satellite. Using the priority allocation for a Replacement Launch Slot for PAS 6, the Launch Slot allocated to this Launch will be:


from 1 October 1998 up to and including 31 October 1998.


Optional Launches #1 and #2 will remain available to Customer.


B) The Launch Services Price for this Firm Launch #3 under Paragraph 8.1.1. of the Agreement shall be a price of [********************************************
**********************] for a mass of 3475 kg.


This Launch Services Price shall be paid by Customer as follows:


                  - 15 March 1998*          [************]
                  - 1 August 1998           [*****************]


* This amount shall have been received by ARIANESPACE on 15 March 1998 or ten days after execution of the present amendment to the Agreement, whichever is the latest notwithstanding the provisions of Paragraph 10.3.1. of the Agreement.

** At the date of execution of this amendment, the price reduction under Paragraph 8.1.1.D) of the Agreement equals [**********]. The applicable price reduction shall be deducted from this payment.


[***]  Filed  separately  with  the  Commission   pursuant  to  a  request  for
       confidential treatment.

ARTICLE 3
PRICE REDUCTIONS UNDER PARAGRAPH 8.1.1.D) OF THE AGREEMENT



Paragraph 8.1.1.D) of the Agreement is hereby replaced by the following:


     D) The Launch Services Prices stated under Paragraphs A), B), and C) under Subparagraph 13.2.2. hereafter above shall be subject to a price reduction as follows:


     i)   For Firm Launch #1:


          [***********************************************]


     ii)  For Firm Launch #2:


          [***********************************************************]


     iii) For Firm Launch #3


          [************************************************************]


     iv) For Optional Launch #1:


          a) if the Launch Option is exercised on or prior to 1 March 1999:


          [**] of the Launch  Services Price under  Subparagraph  8.1.1.C) i) or
          ii) (as increased for the initial Launch Period of Optional Launch #1), as applicable, or


          b) if the Launch Option is exercised after 1 March 1999:


          [**] of the Launch  Services Price under  Subparagraph  8.1.1.C) i) or
          ii) (as increased for the initial Launch Period of Optional Launch #1), as applicable.


          v) For Optional Launch #2:


          a) if Optional Launch #1 has been exercised or a Replacement Launch has been ordered on or prior to 1 March 1999, at the date of exercise of Optional Launch #2 and provided Optional Launch is exercised on or prior to 1 March 2000:


          the  percentage  applicable to Optional  Launch #1 under  Subparagraph
          iii) above or, if applicable, to the Replacement Launch, plus [**] times the Launch Services


[***]  Filed  separately  with  the  Commission   pursuant  to  a  request  for
       confidential treatment.

          Price under Subparagraph 8.1.1.C) i) or ii) as applicable (as increased for the initial Launch Period of Optional Launch #2), or


          b) in all other cases:


          [**] of the Launch  Services Price under  Subparagraph  8.1.1.C) i) or
          ii) (as applicable and as increased for the initial Launch Period of Optional Launch #2).


     vi) For Replacement Launches ordered under this Agreement:


         Provided that the Replacement Launch is ordered no later than 31 December 2001, the percentage applicable to the last Launch ordered under this Agreement (including Replacement Launches) plus [**] times the applicable Launch Services Price under Article 13. Further, if a Replacement Launch is ordered on or prior to 1 March 1999, any further option(s) exercised hereunder shall be subject to a price reduction determined under Subparagraph 8.1.1.D)iv) above.


         The price reduction as calculated under this Sub-paragraph 8.1.1.D) shall be deducted from the payment due at L-9 months and, if the price reduction exceeds this payment, the excess price reduction shall be deducted equally from the payments at L-8 months and at L-10 months under Paragraph 10.1.1. A), B) or C) as applicable. Notwithstanding the foregoing, for Firm Launch #3, the price reduction shall be deducted from the payment due on 1 August 1998.


         Furthermore, notwithstanding the foregoing, in the event a Launch ordered under this Agreement is terminated, the Price Reduction of the other Launches ordered shall be recalculated to take into account such termination by deducting two percent from all Launches ordered after the date of order of the Launch terminated.


         Notwithstanding the foregoing, the price reduction under this Sub-paragraph 8.1.1.D) may not in any case exceed [**] of the relevant Launch Services Price under Paragraph 10.1.1A), B) or C) or for Firm Launch #3 under the provisions of Article 2 of this Amendment for any Launch under this Agreement



ARTICLE 4
PRICE ESCALATION FORMULA


The Parties agree to discuss in good faith no later than three weeks after execution of this Amendment the precise index to be applied for the application of Index 0 under Paragraphs 9.1.A) and B) of the Agreement.


[***]  Filed  separately  with  the  Commission   pursuant  to  a  request  for
       confidential treatment.

ARTICLE 5


Paragraph 20.5 of the Agreement shall be replaced by the following:


20.5. Assignment


      Customer shall not be entitled to assign all or part of its rights and obligations under this Agreement without the prior written consent of ARIANESPACE which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, ARIANESPACE's consent shall not be required for any assignment of this Agreement by Customer to a reorganized entity (which may include additional investors) to which all or substantially all of the assets of the Customer are also assigned. Customer shall promptly notify ARIANESPACE of any such assignment.


      In addition, launch rights and corresponding obligations may be purchased hereunder by Customer's subsidiary, PanAmSat International (formerly the "Customer" hereunder) for its own account.


      Such purchase shall be treated the same way as Customer's purchases hereunder, counting both toward the number of available options hereunder and for multilaunch purposes discounts, the only difference being that the rights to particular Launches purchased by PanAmSat International and all obligations under this Agreement pertaining to such Launches shall reside solely with PanAmSat International.


      With respect to the foregoing it is agreed that "Customer's" rights and obligations to "Firm Launches #1 and #3" belong to PanAmSat International and the rights and obligations to Firm Launch #2 remain with Customer.

ARTICLE 6


This Amendment #4 constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6.


Executed this  9th  day of March 1998




For ARIANESPACE                                For PanAmSat Corporation:

By:                                            By:

Title:                                         Title:




For PanAmSat International

By:

Title: